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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 21, 1997


                          Commission file number 1-1097


                        OKLAHOMA GAS AND ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


              Oklahoma                                  73-0382390
   (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                  Identification No.)


                               101 North Robinson
                                 P. O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)

                                  405-553-3000
              (Registrant's telephone number, including area code)

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Item 5. Other Events
--------------------

On November 19, 1997, the Company's Board of Directors declared quarterly dividends on all series of its preferred stock and announced the redemption of all outstanding shares of its cumulative preferred stock. The dividend amounts, redemption prices and redemption dates are contained in the following news release, which the Company issued on November 19, 1997:

OGE Energy Corp. Declares Dividend, Redeems Preferred Stock

The OGE Energy Corp. board of directors today declared a quarterly dividend of $0.665 per common share of stock for shareowners of record January 9, 1998 and to be paid January 30, 1998. The dividend level remained unchanged from the previous quarter. The Oklahoma Gas and Electric Company board also declared quarterly dividends on all outstanding series of its preferred stock.

SERIES                    DIVIDEND     DIVIDEND
CUMULATIVE     RECORD     PER          PAYMENT
PREFERRED      DATE       SHARE        DATE

4%             12-30-97   $0.20        01-15-98
4.20%          12-30-97   $1.05        01-20-98
4.24%          12-30-97   $1.06        01-20-98
4.44%          12-30-97   $1.11        01-20-98
4.80%          12-30-97   $1.20        01-20-98
5.34%          12-30-97   $1.335       01-20-98

     In a separate action, the Oklahoma Gas and Electric Company board also announced redemption of all outstanding shares of its cumulative preferred stock.

     "The redemption of preferred shares allows the company to eliminate the administrative costs associated with handling the relatively small amount of outstanding shares," said Steven E. Moore, chairman, president and CEO.

SERIES                   REDEMPTION
CUMULATIVE     PAR       PRICE PER      REDEMPTION
PREFERRED      VALUE     SHARE          DATE

4%             $20       $20            01-15-98
4.20%          $100      $102           01-20-98
4.24%          $100      $102.875       01-20-98
4.44%          $100      $102           01-20-98
4.80%          $100      $102           01-20-98
5.34%          $100      $101           01-20-98

     A notice regarding these redemptions will be sent to the holders of the preferred stock.


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                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                               OKLAHOMA GAS AND ELECTRIC COMPANY
                                        (Registrant)




                          By      /s/    Donald R Rowlett
                            -----------------------------------------
                                         Donald R Rowlett
                                Controller Corporate Accounting

                              (On behalf of the registrant and in
                            his capacity as Chief Accounting Officer)



November 21, 1997